LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS

ISSUED BY:
Lincoln National Life Insurance Co.
1300 South Clinton Street
Fort Wayne, Ind. 46801

This Prospectus describes individual VARIABLE ANNUITY CONTRACTS issued by Lincoln National Life Insurance Co. (LINCOLN LIFE). They are for use with the following retirement plans qualified for special tax treatment (qualified CONTRACTS) under the Internal Revenue Code of 1986, as amended (the CODE):

1.  Public school systems and 501(c)(3) tax-exempt organizations (403(b));

2. Qualified corporate employee pension and profit-sharing trusts and qualified annuity plans;

3.  Corresponding plans of self-employed individuals (H.R. 10 or Keogh);

4.  Individual retirement annuities (IRA);

5.  Government deferred compensation plans (457);

6.  Simplified employee pension plans (SEP);

7.  Roth IRA; and

8. SIMPLE IRA (consult your representative as to the availability of this CONTRACT for SIMPLE IRAs).

The CONTRACTS described in this Prospectus are also offered to plans established by persons who are not entitled to participate in one of the previously mentioned plans (nonqualified CONTRACTS).

This Prospectus offers you, as CONTRACTOWNER, CONTRACTS of the following types:

1.  SINGLE PREMIUM DEFERRED ANNUITY;

2.  FLEXIBLE PREMIUM DEFERRED ANNUITY (Multi Fund-Registered Trademark- 2, 3 AND
    4); AND

3.  PERIODIC PREMIUM DEFERRED ANNUITY (Multi Fund-Registered Trademark- 1).

The CONTRACTS offer you the accumulation of CONTRACT VALUE and payment of periodic annuity benefits. These benefits may be paid on a variable or fixed basis or a combination of both. Benefits start at an ANNUITY COMMENCEMENT DATE which you select. If the ANNUITANT dies before the ANNUITY COMMENCEMENT DATE, a DEATH BENEFIT will be paid to the BENEFICIARY.

The minimum initial PURCHASE PAYMENT for each of the three types of CONTRACT is:

1. SINGLE PREMIUM DEFERRED CONTRACT: $1,000 for Roth IRAs, IRAs and SEPs; $3,000 for all others;

2. FLEXIBLE PREMIUM DEFERRED CONTRACT: $1,000 for Roth IRAs, IRAs and SEPs; $3,000 for all others (subsequent PURCHASE PAYMENTS: minimum $100); and

3. PERIODIC PREMIUM DEFERRED CONTRACT: $600 per CONTRACT YEAR (minimum $25 per PURCHASE PAYMENT).

All investments (PURCHASE PAYMENTS) for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (VARIABLE ANNUITY ACCOUNT [VAA]). The VAA is a segregated investment account of LINCOLN LIFE, which is the Depositor. Based upon your instructions, the VAA invests PURCHASE PAYMENTS (at net asset value) in specified mutual funds (the FUND or FUNDS and SERIES). Both the value of a CONTRACT before the ANNUITY COMMENCEMENT DATE and the amount of payouts afterward will depend upon the investment performance of the FUND(S) or SERIES selected. Investments in these FUNDS and SERIES are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

PURCHASE PAYMENTS for benefits on a fixed basis will be placed in the fixed side of the CONTRACT, which is part of our general account. However, this Prospectus deals only with those elements of the CONTRACTS relating to the VAA, except where reference to the fixed side is made. Special limits apply to withdrawals and transfers from the fixed side of the CONTRACT.

We may not offer a CONTRACT continuously or in every state. The Multi Fund-Registered Trademark- 4 CONTRACT and the ENHANCED GUARANTEED MINIMUM DEATH BENEFIT available in most states.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus details the information regarding the VAA that you should know before investing. This Prospectus is printed in a booklet that also includes a current Prospectus for each of the following FUNDS: Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. and a current Prospectus for the Delaware Group Premium Fund, Inc., which contains information regarding the Decatur Total Return Series, Global Bond Series and the Trend Series. All Prospectuses should be read carefully and kept for future reference.

A STATEMENT OF ADDITIONAL INFORMATION (SAI), dated May 1, 1998, concerning the VAA has been filed with the SEC and is incorporated by this reference into this Prospectus. If you would like a free copy, write, Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). A table of contents for the SAI appears on the last page of this Prospectus.

This Prospectus is dated May 1, 1998.

FOR YOUR INFORMATION:

If you surrender your CONTRACT or withdraw CONTRACT VALUE, a SURRENDER CHARGE of up to 8% may be deducted. The amount of the SURRENDER CHARGE depends on the type of CONTRACT and its duration. However, no SURRENDER CHARGE is assessed when ANNUITY PAYOUTS begin or at the ANNUITANT'S DEATH. See charges and other deductions.

Also, you may be subject to a penalty tax under
Section 72 (q) of the CODE (see federal tax status) should you withdraw CONTRACT VALUE or surrender the CONTRACT before the ANNUITY COMMENCEMENT DATE.

These CONTRACTS contain a free-look provision. See Return Privilege.

TABLE OF CONTENTS

                                                  PAGE
----------------------------------------------------------
Special Terms                                           3
----------------------------------------------------------
Expense Tables                                          5
----------------------------------------------------------
Condensed financial information for the VAA             8
----------------------------------------------------------
Financial statements                                   10
----------------------------------------------------------
Lincoln National Life Insurance Co.                    10
----------------------------------------------------------
Variable annuity account (VAA)                         10
----------------------------------------------------------
Investments of the variable annuity account            11
----------------------------------------------------------
Charges and other deductions                           13
----------------------------------------------------------
The contracts                                          15
----------------------------------------------------------
Annuity payouts                                        19
----------------------------------------------------------

                                                  PAGE
----------------------------------------------------------
Federal tax status                                     20
----------------------------------------------------------
Voting rights                                          22
----------------------------------------------------------
Distribution of the contracts                          23
----------------------------------------------------------
Return privilege                                       23
----------------------------------------------------------
State regulation                                       23
----------------------------------------------------------
Restrictions under the Texas Optional
Retirement Program                                     23
----------------------------------------------------------
Records and reports                                    23
----------------------------------------------------------
Other information                                      24
----------------------------------------------------------
Statement of additional information
table of contents for VAA                              25
----------------------------------------------------------

SPECIAL TERMS

(Throughout this Prospectus, in order to make the following documents more understandable to you, we have italicized the special terms.)

ACCOUNT OR VARIABLE ANNUITY ACCOUNT (VAA) -- The segregated investment account, Account C, into which LINCOLN LIFE sets aside and invests the assets for the VARIABLE ANNUITY CONTRACTS offered in this Prospectus.

ACCUMULATION UNIT -- A measure used to calculate CONTRACT VALUE for the variable side of the CONTRACT before the ANNUITY COMMENCEMENT DATE. See The contracts.

ADVISOR OR INVESTMENT ADVISOR -- Lincoln Investment Management, Inc. (LINCOLN INVESTMENT), which provides investment management services to each of the FUNDS. See Investment advisor.

ANNUITANT -- The person upon whose life the ANNUITY benefit payments made after the ANNUITY COMMENCEMENT DATE will be based.

ANNUITY COMMENCEMENT DATE -- The VALUATION DATE when the FUNDS or SERIES are withdrawn or converted into ANNUITY UNITS or fixed dollar payout for payment of ANNUITY BENEFITS under the ANNUITY PAYOUT OPTION selected. For purposes of determining whether an event occurs before or after the ANNUITY COMMENCEMENT DATE, the ANNUITY COMMENCEMENT DATE is deemed to begin at the VALUATION PERIOD.

ANNUITY OPTION -- One of the optional forms of payout of the annuity available within the CONTRACT. See Annuity payouts.

ANNUITY PAYOUT -- An amount paid after the ANNUITY COMMENCEMENT DATE at regular intervals under one of several options available to the ANNUITANT and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

ANNUITY UNIT -- A measure used to calculate the amount of ANNUITY PAYOUTS after the ANNUITY COMMENCEMENT DATE. See Annuity payouts.

BENEFICIARY -- The person whom you designate to receive the DEATH BENEFIT, if any, in case of the ANNUITANT'S death.

CASH SURRENDER VALUE -- Upon SURRENDER, the CONTRACT VALUE less any applicable charges, fees, and taxes.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT (VARIABLE ANNUITY CONTRACT) -- The agreement between you and us providing a variable annuity.

CONTRACTOWNER (you, your, owner) -- The person who has the ability to exercise the rights within the CONTRACT (decides on investment allocations, transfers, payout options; designates the BENEFICIARY, etc.). Usually, but not always, the owner is also the ANNUITANT.

CONTRACT VALUE -- At a given time, the total value of all ACCUMULATION UNITS for a CONTRACT plus the value of the fixed side of the CONTRACT.

CONTRACT YEAR -- Each one-year period starting with the effective date of the CONTRACT and starting with each CONTRACT anniversary after that.

DEATH BENEFIT -- The amount payable to your designated BENEFICIARY if the ANNUITANT dies before the ANNUITY COMMENCEMENT DATE. See The contracts.

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT (EGMDB) -- The EGMDB is the greater of: (1) the CONTRACT VALUE at the end of the VALUATION PERIOD when the death claim is approved for payment by LINCOLN LIFE or (2) the higher of:

a. the CONTRACT VALUE at the end of the VALUATION PERIOD when the EGMDB becomes effective and;

b. the highest CONTRACT value at the end of the VALUATION PERIOD that includes any CONTRACT anniversary date up to and including age 75 following election of the EGMDB;

increased by PURCHASE PAYMENTS and decreased by any WITHDRAWALS, annuitizations, and premium taxes incurred after the CONTRACT anniversary or EGMDB effective date the highest CONTRACT VALUE occurred. See The contracts.

DELAWARE MANAGEMENT -- Delaware Management Company, Inc.

FLEXIBLE PREMIUM DEFERRED CONTRACT (Multi Fund-Registered Trademark- 2, 3, AND
4) -- An annuity CONTRACT with an initial PURCHASE PAYMENT, allowing additional PURCHASE PAYMENTS to be made, and with ANNUITY PAYOUTS beginning at a future date.

FUND -- Any of the eleven individual Lincoln National underlying investment options in which your PURCHASE PAYMENTS are invested.

HOME OFFICE -- The headquarters of Lincoln National Life Insurance Co., located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

LINCOLN INVESTMENT -- Lincoln Investment Management, Inc.

LINCOLN LIFE (we, us, our) -- Lincoln National Life Insurance Co.

LUMP SUM -- A one-time PURCHASE PAYMENT of $5,000 or more ($1,000 for IRAs and
SEPs) made to a PERIODIC PREMIUM DEFERRED CONTRACT.

PERIODIC PREMIUM DEFERRED CONTRACT (Multi Fund-Registered Trademark- 1) -- An annuity CONTRACT with PURCHASE PAYMENTS due periodically and with ANNUITY PAYOUTS beginning at a future date.

PURCHASE PAYMENTS -- Amounts paid into the contract to purchase an annuity.

QUALIFIED PLAN -- A retirement plan qualified for special tax treatment under the Code, as amended, including Sections 401, 403, 408 and 457.

SERIES -- Any of the three underlying portfolios of the Delaware Group Premium Fund, Inc., in which your PURCHASE PAYMENTS are invested.

SINGLE PREMIUM DEFERRED CONTRACT -- An annuity CONTRACT with a single PURCHASE PAYMENT and with ANNUITY PAYOUTS beginning at a future date.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- A document required by the SEC to be provided upon request to a prospective purchaser of a CONTRACT, you. This free document gives more information about LINCOLN LIFE, the VAA, and the VARIABLE ANNUITY CONTRACT.

SUBACCOUNT -- That portion of the VAA that reflects investments in ACCUMULATION and ANNUITY UNITs of a particular FUND and SERIES. There is a separate SUBACCOUNT which corresponds to each FUND.

SURRENDER -- A CONTRACT right that allows you to terminate your CONTRACT and receive your CASH SURRENDER VALUE. See The contracts.

SURRENDER CHARGE -- The term that refers to what is known in the industry as a contingent deferred sales charge. See Charges and other deductions.

VALUATION DATE -- Each day the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading and ending at the close of such trading on the next VALUATION DATE.

WITHDRAWAL -- A CONTRACT right that allows you to obtain a portion of your CASH SURRENDER VALUE.

EXPENSE TABLES

CONTRACTOWNER TRANSACTION EXPENSES -- SINGLE PREMIUM AND PERIODIC PREMIUM DEFERRED CONTRACTS:

SURRENDER CHARGE (as a percentage of CONTRACT VALUE surrendered/withdrawn):  7% (SINGLE PREMIUM)
                                                                             8% (PERIODIC PREMIUM)

(Note: Upon the first WITHDRAWAL of CONTRACT VALUE in any CONTRACT YEAR, up to 15% of CONTRACT VALUE may be withdrawn free of this charge.)

REDUCED SURRENDER CHARGES OVER TIME:

The SURRENDER CHARGE percentages listed above are the maximum percentages charged as a percentage of CONTRACT VALUE withdrawn. The later a SURRENDER/WITHDRAWAL occurs, the lower the SURRENDER CHARGE percentage applied, according to the following table:

CONTRACT TYPE           CONTRACT YEAR
---------------------------------------------------------------------------------------------------------------
                            1        2       3       4       5       6       7       8       9      10    11+
Single premium              7%       6       5       4       3       2       1       0       0       0    0
Periodic premium            8%       8       8       8       8       4       4       4       4       4    0
---------------------------------------------------------------------------------------------------------------

CONTRACTOWNER TRANSACTION EXPENSES -- FLEXIBLE PREMIUM DEFERRED CONTRACT:

    SURRENDER CHARGE (as a percentage of PURCHASE PAYMENTS surrendered/withdrawn)    7% (FLEXIBLE PREMIUM)

(Note: Upon the first WITHDRAWAL of PURCHASE PAYMENTS in any CONTRACT YEAR, up to 15% of those PURCHASE PAYMENTS may be withdrawn free of this charge.)

REDUCED SURRENDER CHARGE OVER TIME:

The SURRENDER CHARGE percentage listed above is the maximum percentage charged as a percentage of PURCHASE PAYMENTS withdrawn. This charge is calculated separately for each CONTRACT YEAR'S PURCHASE PAYMENTS. The later a SURRENDER/WITHDRAWAL occurs, the lower the SURRENDER CHARGE percentage applied, according to the following table:

                        COMPLETED CONTRACT YEARS BETWEEN DATE OF
CONTRACT TYPE           PURCHASE PAYMENTS AND DATE OF SURRENDER/WITHDRAWAL
-------------------------------------------------------------------------------------
                           0       1       2       3       4       5       6    7+
Flexible premium           7%      6       5       4       3       2       1    0
-------------------------------------------------------------------------------------

ANNUAL CONTRACT FEE:

$-0-(SINGLE PREMIUM AND FLEXIBLE PREMIUM Multi Fund-Registered Trademark- 3 AND
4)

$25 (PERIODIC AND FLEXIBLE PREMIUM Multi Fund-Registered Trademark- 2) This fee is a single charge assessed against CONTRACT VALUE on the last VALUATION DATE of each CONTRACT YEAR and upon full SURRENDER; it is NOT a separate charge for each SUBACCOUNT.

VAA ANNUAL EXPENSES

(as a percentage of average account value for each SUBACCOUNT)*:

                                           CONTRACTS WITH       CONTRACTS
                                                EGMDB         WITHOUT EGMDB
Mortality and expense risk fees                    1.00%               1.00%

EGMDB charge                                        .30                  --
                                                    ---                 ---
  Total Account C annual expenses                  1.30%               1.00%

*The VAA is divided into 14 separately-named SUBACCOUNTs, each of which, in turn, invests PURCHASE PAYMENTS in its respective FUND or SERIES.

ANNUAL EXPENSES OF THE FUNDS and SERIES for the year ended 1997

(as a percentage of each FUND'S and SERIES' average net assets):

                                             MANAGEMENT        OTHER           TOTAL
                                             FEES          +   EXPENSES    =   EXPENSES
---------------------------------------------------------------------------------------
 1. Aggressive Growth (AG)                   .73%              .08%            .81%
---------------------------------------------------------------------------------------
 2. Bond (B)                                 .46               .07             .53
---------------------------------------------------------------------------------------
 3. Capital Appreciation (CA)*               .75*              .09             .84
---------------------------------------------------------------------------------------
 4. Equity-Income (EI)*                      .75*              .07             .82
---------------------------------------------------------------------------------------
 5. Global Asset Allocation (GAA)            .72               .17             .89
---------------------------------------------------------------------------------------
 6. Growth and Income (GI)                   .32               .03             .35
---------------------------------------------------------------------------------------
 7. International (I)                        .79               .14             .93
---------------------------------------------------------------------------------------
 8. Managed (M)                              .37               .05             .42
---------------------------------------------------------------------------------------
 9. Money Market (MM)                        .48               .11             .59
---------------------------------------------------------------------------------------
10. Social Awareness (SA)                    .36               .05             .41
---------------------------------------------------------------------------------------
11. Special Opportunities (SO)               .37               .05             .42
---------------------------------------------------------------------------------------
12. Trend Series (TS)**                      .67**             .13             .80
---------------------------------------------------------------------------------------
13. Decatur Total Return Series (DTRS)**     .60**             .11             .71
---------------------------------------------------------------------------------------
14. Global Bond Series (GBS)**               .47**             .33             .80
---------------------------------------------------------------------------------------

 *The management fee for the Capital Appreciation Fund has been decreased from .80% to .75% effective May 1, 1998, and for the Equity-Income Fund it has been decreased from .95% to .75% effective January 1, 1998 and the expense information in this table has been restated to reflect current fees.
**The investment advisors for the series currently voluntarily waive the management fee to the extent necessary to maintain the series total expense ratio at a maximum of .80%. The management fee and total expense, absent the waiver, would have been .75% and .88% for TS and .75% and 1.08% for GBS. Should they cease to waive those amounts in the future, these management fee percentages and total expenses may be higher in future years.

EXAMPLES

(reflecting expenses of the VAA, the FUNDS and SERIES):

If you SURRENDER your CONTRACT at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

            1 YEAR                                             3 YEARS
                     FLEXIBLE      FLEXIBLE                             FLEXIBLE      FLEXIBLE
                     MULTI         MULTI                                MULTI         MULTI
                     FUND          FUND                                 FUND          FUND
                     -REGISTERED   -REGISTERED                          -REGISTERED   -REGISTERED
                     TRADEMARK-    TRADEMARK-                           TRADEMARK-    TRADEMARK- 3
            SINGLE   2             3 & 4         PERIODIC      SINGLE   2             & 4           PERIODIC
------------------------------------------------------------------------------------------------------------
 1.  AG      $91         $88           $88          $101        $112       $107          $107         $145
------------------------------------------------------------------------------------------------------------
 2.  B        88          86            86            98         104         98            98          137
------------------------------------------------------------------------------------------------------------
 3.  CA       91          89            89           102         114        109           109          147
------------------------------------------------------------------------------------------------------------
 4.  EI       93          91            91           103         118        113           113          151
------------------------------------------------------------------------------------------------------------
 5.  GAA      91          89            89           102         114        109           109          147
------------------------------------------------------------------------------------------------------------
 6.  GI       86          84            84            97          98         93            93          132
------------------------------------------------------------------------------------------------------------
 7.  I        92          90            90           102         115        111           111          148
------------------------------------------------------------------------------------------------------------
 8.  M        87          84            84            97         101         95            95          134
------------------------------------------------------------------------------------------------------------
 9.  MM       89          86            86            99         106        100           100          139
------------------------------------------------------------------------------------------------------------
10.  SA       87          84            84            97         100         95            95          133
------------------------------------------------------------------------------------------------------------
11.  SO       87          84            84            97         101         95            95          134
------------------------------------------------------------------------------------------------------------
12.  TS       91          88            88           101         112        107           107          144
------------------------------------------------------------------------------------------------------------
13.  DTRS     90          87            87           100         109        104           104          142
------------------------------------------------------------------------------------------------------------
14.  GBS      91          88            88           101         112        107           107          144
------------------------------------------------------------------------------------------------------------

     5 YEARS                                         10 YEARS
              FLEXIBLE      FLEXIBLE                          FLEXIBLE      FLEXIBLE
              MULTI         MULTI                             MULTI         MULTI
              FUND          FUND                              FUND          FUND
              -REGISTERED   -REGISTERED                       -REGISTERED   -REGISTERED
              TRADEMARK-    TRADEMARK-                        TRADEMARK-    TRADEMARK-
     SINGLE   2             3 & 4         PERIODIC   SINGLE   2             3 & 4         PERIODIC
---  ---------------------------------------------------------------------------------------------
 1.   $133       $128          $128         $191      $213       $212          $213         $267
---  ---------------------------------------------------------------------------------------------
 2.    119        113           114          178       183        182           183          238
---  ---------------------------------------------------------------------------------------------
 3.    137        132           132          195       221        221           221          221
---  ---------------------------------------------------------------------------------------------
 4.    144        139           139          201       235        234           235          288
---  ---------------------------------------------------------------------------------------------
 5.    137        132           132          195       221        221           221          275
---  ---------------------------------------------------------------------------------------------
 6.    110        104           104          169       163        162           163          219
---  ---------------------------------------------------------------------------------------------
 7.    139        134           134          197       226        225           226          279
---  ---------------------------------------------------------------------------------------------
 8.    114        108           108          173       170        170           170          226
---  ---------------------------------------------------------------------------------------------
 9.    122        117           117          181       189        189           189          244
---  ---------------------------------------------------------------------------------------------
10.    113        107           107          172       169        169           169          225
---  ---------------------------------------------------------------------------------------------
11.    114        108           108          173       170        170           170          226
---  ---------------------------------------------------------------------------------------------
12.    133        127           128          191       212        211           212          266
---  ---------------------------------------------------------------------------------------------
13.    128        123           123          187       202        202           202          257
---  ---------------------------------------------------------------------------------------------
14.    133        127           128          191       212        211           212          266
---  ---------------------------------------------------------------------------------------------

If you do not surrender your CONTRACT, (whether SINGLE, FLEXIBLE or PERIODIC), or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

           1 YEAR        3 YEARS                5 YEARS                    10 YEARS
           SINGLE,       SINGLE,                     PERIODIC,                   PERIODIC,
           FLEXIBLE,     FLEXIBLE,     SINGLE,       FLEXIBLE      SINGLE,       FLEXIBLE
           PERIODIC      PERIODIC      FLEXIBLE      MULTI         FLEXIBLE      MULTI
           MULTI         MULTI         MULTI FUND    FUND          MULTI FUND    FUND
           FUND          FUND          -REGISTERED   -REGISTERED   -REGISTERED   -REGISTERED
           -REGISTERED   -REGISTERED   TRADEMARK-    TRADEMARK-    TRADEMARK-    TRADEMARK-
           TRADEMARK-    TRADEMARK-    3 AND 4       2             3 AND 4       2
--------------------------------------------------------------------------------------------
 1.  AG        $18           $57          $ 98          $ 98          $213       $212
--------------------------------------------------------------------------------------------
 2.  B          16            48            84            83           183       182
--------------------------------------------------------------------------------------------
 3.  CA         19            59           102           102           221       221
--------------------------------------------------------------------------------------------
 4.  EI         21            63           109           109           235       234
--------------------------------------------------------------------------------------------
 5.  GAA        19            59           102           102           221       221
--------------------------------------------------------------------------------------------
 6.  GI         14            43            74            74           163       162
--------------------------------------------------------------------------------------------
 7.  I          20            61           104           104           226       225
--------------------------------------------------------------------------------------------
 8.  M          14            45            78            78           170       170
--------------------------------------------------------------------------------------------
 9.  MM         16            50            87            87           189       189
--------------------------------------------------------------------------------------------
10.  SA         14            45            77            77           169       169
--------------------------------------------------------------------------------------------
11.  SO         14            45            78            78           170       170
--------------------------------------------------------------------------------------------
12.  TS         18            57            98            97           212       211
--------------------------------------------------------------------------------------------
13.  DTRS       17            54            93            93           202       202
--------------------------------------------------------------------------------------------
14.  GBS        18            57            98            97           212       211
--------------------------------------------------------------------------------------------

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the VAA, the 11 FUNDS and the three SERIES for the year ended December 31, 1997, although the expenses have been restated to reflect current fees for Capital Appreciation and Equity-Income. For more complete descriptions of the various costs and expenses involved, see Charges and other deductions in this Prospectus, and Management of the FUNDS in the Appendix to the FUNDS' Prospectuses and the Prospectus for Delaware Group Premium Fund, Inc. Premium taxes may also be applicable, although they do not appear in the table. In addition, we reserve the right to impose a charge on transfers between SUBACCOUNTS as well as to and from the fixed account, although we do not currently do so. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. This table is unaudited.

These examples reflect expenses assuming that the EGMDB is NOT in effect. If the EGMDB is in effect, these examples will be higher.

CONDENSED FINANCIAL INFORMATION FOR THE
VAA

ACCUMULATION UNIT VALUES

The following information relating to ACCUMULATION UNIT values (not including the GMDB charge) and number of ACCUMULATION UNITS for each of the 10 years in the period ended December 31, 1997 comes from the VAA'S financial statements. It should be read in conjunction with the VAA'S financial statements and notes which are all included in the SAI.

                                     1997        1996       1995       1994        1993       1992       1991       1990
---------------------------------------------------------------------------------------------------------
Aggressive Growth subaccount
Accumulation unit value
- Beginning of period              $   1.384      1.196        .896      1.000      1.000*
- End of period                    $   1.687      1.384       1.196       .896      1.000*  trading began in 1994.
Number of accumulation units
- End of period (000's omitted)      199,221    172,630     114,518     67,547        110
---------------------------------------------------------------------------------------------------------
Bond subaccount
Accumulation unit value
- Beginning of period              $   4.283      4.228       3.585      3.780      3.398       3.181      2.737      2.591
- End of period                    $   4.632      4.283       4.228      3.585      3.780       3.398      3.181      2.737
Number of accumulation units
- End of period (000's omitted)       60,078     62,709      62,644     57,900     62,765      52,842     46,830     40,983
---------------------------------------------------------------------------------------------------------
Capital Appreciation subaccount
Accumulation unit value
- Beginning of period              $   1.520      1.294       1.017      1.000      1.000 *
- End of period                    $   1.884      1.520       1.294      1.017      1.000 * trading began in 1994.
Number of accumulation units
- End of period (000's omitted)      234,328    174,073      98,067     52,125        110
---------------------------------------------------------------------------------------------------------
Equity-Income subaccount
Accumulation unit value
- Beginning of period              $   1.663      1.391       1.046      1.000      1.000 *
- End of period                    $   2.150      1.663       1.391      1.046      1.000 * trading began in 1994.
Number of accumulation units
- End of period (000's omitted)      371,051    275,632     171,817     75,383        110
---------------------------------------------------------------------------------------------------------
Global Asset Allocation
  subaccount
Accumulation unit value
- Beginning of period              $   2.302      2.013       1.642      1.689      1.453       1.378      1.174      1.175
- End of period                    $   2.720      2.302       2.013      1.642      1.689       1.453      1.378      1.174
Number of accumulation units
- End of period (000's omitted)      159,590    140,242     126,558    122,061     92,778      67,873     57,199     50,149
---------------------------------------------------------------------------------------------------------
Growth and Income subaccount
Accumulation unit value
- Beginning of period              $   7.453      6.292       4.593      4.579      4.084       4.050      3.125      3.126
- End of period                    $   9.650      7.453       6.292      4.593      4.579       4.084      4.050      3.125
Number of accumulation units
- End of period (000's omitted)      357,850    332,885     291,063    253,621    226,072     188,659    144,515    114,974
---------------------------------------------------------------------------------------------------------

                                     1989       1988
---------------------------------
Aggressive Growth subaccount
Accumulation unit value
- Beginning of period
- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------
Bond subaccount
Accumulation unit value
- Beginning of period                  2.312      2.162
- End of period                        2.591      2.312
Number of accumulation units
- End of period (000's omitted)       37,671     28,146
---------------------------------
Capital Appreciation subaccount
Accumulation unit value
- Beginning of period
- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------
Equity-Income subaccount
Accumulation unit value
- Beginning of period
- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------
Global Asset Allocation
  subaccount
Accumulation unit value
- Beginning of period                  1.005       .914
- End of period                        1.175      1.005
Number of accumulation units
- End of period (000's omitted)       39,835     27,750
---------------------------------
Growth and Income subaccount
Accumulation unit value
- Beginning of period                  2.611      2.436
- End of period                        3.126      2.611
Number of accumulation units
- End of period (000's omitted)       96,161     81,066
---------------------------------

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31.

                                     1997        1996       1995       1994        1993       1992       1991       1990
---------------------------------------------------------------------------------------------------------
International subaccount
Accumulation unit value
- Beginning of period              $   1.488      1.368       1.271      1.243       .901        .990     1.000*
                                                                                                                  trading
                                                                                                                  began in
- End of period                    $   1.562      1.488       1.368      1.271      1.243        .901      .990*  1991.
Number of accumulation units
- End of period (000's omitted)      294,705    294,570     261,509    248,639    129,551      50,718     21,088
---------------------------------------------------------------------------------------------------------
Managed subaccount
Accumulation unit value
- Beginning of period              $   3.913      3.515       2.747      2.827      2.558       2.492      2.065      2.015
- End of period                    $   4.714      3.913       3.515      2.747      2.827       2.558      2.492      2.065
Number of accumulation units
- End of period (000's omitted)      179,210    178,496     172,789    167,184    162,485     139,606    115,929    104,011
---------------------------------------------------------------------------------------------------------
Money Market subaccount
Accumulation unit value
- Beginning of period              $   2.324      2.235       2.137      2.079      2.044       1.996      1.907      1.783
- End of period                    $   2.419      2.324       2.235      2.137      2.079       2.044      1.996      1.907
Number of accumulation units
- End of Period (000's omitted)       36,107     40,057      35,136     37,106     39,763      46,993     77,812     57,377
---------------------------------------------------------------------------------------------------------
Social Awareness subaccount
Accumulation unit value
- Beginning of period              $   3.638      2.843       2.005      2.021      1.796       1.750      1.285      1.357
- End of period                    $   4.950      3.638       2.843      2.005      2.021       1.796      1.750      1.285

Number of accumulation units
- End of period (000's omitted)      251,168    175,970     106,204     83,069     69,006      50,838     30,735     19,486
---------------------------------------------------------------------------------------------------------
Special Opportunities subaccount
Accumulation unit value
- Beginning of period              $   6.505      5.618       4.303      4.392      3.740       3.519      2.481      2.710
- End of period                    $   8.249      6.505       5.618      4.303      4.392       3.740      3.519      2.481
Number of accumulation units
- End of period (000's omitted)      101,475     97,744      88,993     73,673     62,314      51,056     37,798     33,837
---------------------------------------------------------------------------------------------------------
Trend subaccount
Accumulation unit value
- Beginning of period              $   0.991      1.000 *
- End of period                    $   1.191      0.991 * trading began in 1996
Number of accumulation units
- End of period (000's omitted)       46,558     23,508
---------------------------------------------------------------------------------------------------------
Decatur Total Return subaccount
Accumulation unit value
- Beginning of period                  1.126      1.000 *
- End of period                        1.461      1.126 * trading began in 1996
Number of accumulation units
- End of period (000's omitted)       64,052     12,220
---------------------------------------------------------------------------------------------------------
Global Bond subaccount
Accumulation unit value
- Beginning of period              $   1.111      1.000 *
- End of period                    $   1.109      1.111 * trading began in 1996
Number of accumulation units
- End of period (000's omitted)       11,177      7,613
---------------------------------------------------------------------------------------------------------

                                     1989       1988
---------------------------------
International subaccount
Accumulation unit value
- Beginning of period

- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------
Managed subaccount
Accumulation unit value
- Beginning of period                  1.737      1.609
- End of period                        2.015      1.737
Number of accumulation units
- End of period (000's omitted)       95,285     84,586
---------------------------------
Money Market subaccount
Accumulation unit value
- Beginning of period                  1.651      1.553
- End of period                        1.783      1.651
Number of accumulation units
- End of Period (000's omitted)       53,287     37,890
---------------------------------
Social Awareness subaccount
Accumulation unit value
- Beginning of period                  1.042     1.000*
- End of period                        1.357     1.042*
                                              trading
                                              began in
                                              1988
Number of accumulation units
- End of period (000's omitted)        7,127      1,984
---------------------------------
Special Opportunities subaccount
Accumulation unit value
- Beginning of period                  2.054      1.997
- End of period                        2.710      2.054
Number of accumulation units
- End of period (000's omitted)       27,789     31,068
---------------------------------
Trend subaccount
Accumulation unit value
- Beginning of period
- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------
Decatur Total Return subaccount
Accumulation unit value
- Beginning of period
- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------
Global Bond subaccount
Accumulation unit value
- Beginning of period
- End of period
Number of accumulation units
- End of period (000's omitted)
---------------------------------

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31.
ADDITIONAL INFORMATION FOR THE MONEY MARKET SUBACCOUNT:

Seven-day yield: 4.37%; Length of base period-7 days; Date of last day of base period: December 31, 1997.

PERFORMANCE DATA:
At times the VAA may advertise the Money Market SUBACCOUNT's yield. The yield refers to the income generated by an investment in the SUBACCOUNT over a seven-day period. This income is then annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. THE YIELD FIGURE IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The VAA advertises the annual performance of the SUBACCOUNTs for the FUNDS and SERIES on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all CONTRACTOWNER accounts.

The nonstandardized calculation compares changes in ACCUMULATION UNIT values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in ACCUMULATION UNIT values over shorter or longer time periods. This calculation reflects mortality and expense risk fees. It also reflects management fees and other expenses of the FUND. It does not include SURRENDER CHARGEs or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

FINANCIAL STATEMENTS

The financial statements of the VAA and the statutory-basis financial statements and schedule of LINCOLN LIFE are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or calling 1-800-4LINCOLN (454-6265).

LINCOLN NATIONAL LIFE INSURANCE CO.

LINCOLN LIFE was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are the issuer of the variable annuity contracts. The obligations set forth in the contracts, other than those of the contract holder or participant are our obligations. We also serve as the principal underwriter for the CONTRACTS. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

VARIABLE ANNUITY ACCOUNT (VAA)

On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LINCOLN LIFE. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity CONTRACTS, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LINCOLN LIFE. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the FUNDS and SERIES. YOU ASSUME THE FULL INVESTMENT RISK FOR ALL AMOUNTS PLACED IN THE VAA.

FIXED SIDE OF THE CONTRACT
PURCHASE PAYMENTS allocated to the fixed side of the CONTRACT become part of LINCOLN LIFE'S general account, and DO NOT participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the CONTRACTS are distributed.

In reliance on certain exemptions, exclusions and rules, LINCOLN LIFE has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. LINCOLN LIFE has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

PURCHASE PAYMENTS allocated to the fixed side of the CONTRACT are guaranteed to be credited with a minimum interest rate, specified in the CONTRACT, of at least 3.0%. A

PURCHASE PAYMENT allocated to the fixed side of the CONTRACT is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. LINCOLN LIFE may vary the way in which it credits interest to the fixed side of the CONTRACT from time to time.
ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.
INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

You decide the SUBACCOUNT(S) to which you allocate PURCHASE PAYMENTS. There is a separate SUBACCOUNT which corresponds to each FUND and SERIES. You may change your allocations without penalty or charges. Shares of the FUNDS and SERIES will be sold at net asset value (See the Appendix to the FUNDS' Prospectuses for an explanation of net asset value) to the VAA in order to fund the CONTRACTS. The FUNDS and SERIES are required to redeem their shares at net asset value upon our request. We reserve the right to add, delete or substitute FUNDS and SERIES.

INVESTMENT ADVISOR

LINCOLN INVESTMENT (owned by LNC) is the ADVISOR for each of the FUNDS and is primarily responsible for the investment decisions affecting the FUNDS. The services it provides are explained in the Prospectuses of the FUNDS. Under an advisory agreement with each FUND, LINCOLN INVESTMENT provides portfolio management and investment advice to that FUND, subject to the supervision of the FUND'S Board of Directors.

Additionally, LINCOLN INVESTMENT currently has six sub-advisory agreements in which the sub-advisor may perform some or substantially all of the investment advisory services required by those respective FUNDS.

No additional compensation from the assets of those FUNDS will be assessed as a result of the sub-advisory agreements.

Following is a chart that shows the FUND names and the six sub-advisors under LINCOLN INVESTMENT (the ADVISOR):

SUB-ADVISOR            FUND
---------------------------------------------------
Delaware
  International
  Advisors, Ltd.       International

---------------------------------------------------
Fidelity Management
  Trust Co.            Equity-Income
---------------------------------------------------
Janus Capital Corp.    Capital Appreciation
---------------------------------------------------
Lynch & Mayer, Inc.    Aggressive Growth
---------------------------------------------------
Putnam Investment
  Management, Inc.     Global Asset Allocation
---------------------------------------------------
Vantage Investment
  Advisors             Growth and Income; Managed
                       (for stock portfolio);
                       Social Awareness; and
                       Special Opportunities
---------------------------------------------------

The Bond and Money Market FUNDS do not have sub-advisors.

DELAWARE MANAGEMENT, an indirect subsidiary of LNC, is the advisor for the TREND SERIES AND DECATUR TOTAL RETURN SERIES and is primarily responsible for the investment decisions affecting these SERIES. Delaware International Advisers Ltd. (Delaware International), an affiliate of DELAWARE MANAGEMENT, furnishes investment management services to the Global Bond SERIES.

Additional information about DELAWARE MANAGEMENT and Delaware International may be found in the Delaware Group Premium Fund, Inc. Prospectus enclosed in this booklet under Management of the Fund.

FUNDS/SERIES

Following are brief summaries of the investment objectives and policies of the FUNDS. The year in which each FUND started trading is in parentheses. There is more detailed information in the current Prospectuses for the FUNDS, which are included in this booklet.

All of the FUNDS with the exception of the Special Opportunities Fund are diversified, open-end management investment companies. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits LINCOLN LIFE to sell its shares back to the FUND or SERIES when you make a WITHDRAWAL, surrender the CONTRACT or transfer from one FUND to another. Management investment company is the legal term for a mutual fund. The Special Opportunities Fund is open-end, but is non-diversified. Non-diversified means the FUND may own a larger percentage of the securities of particular companies than will a diversified company. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS OR SERIES WILL ACHIEVE ITS STATED OBJECTIVES.

FUNDS

  1. Aggressive Growth Fund (1994) -- The investment objective is to maximize capital appreciation. The FUND invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

  2. Bond Fund (1981) -- The investment objective is maximum current income consistent with prudent investment strategy. The FUND invests primarily in medium-and long-term corporate and government bonds.

  3. Capital Appreciation Fund (1994) -- The investment objective is long-term growth of capital in a manner consistent with preservation of capital. The FUND primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

  4. Equity-Income Fund (1994) -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The FUND invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

  5. Global Asset Allocation Fund (1987) -- The investment objective is long-term total return consistent with preservation of capital. The FUND allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

  6. Growth and Income Fund (1981) -- The investment objective is long-term capital appreciation. The FUND buys stocks of established companies.

  7. International Fund (1991) -- The investment objective is long-term capital appreciation. The FUND trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.

  8. Managed Fund (1983) -- The investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The FUND invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

  9. Money Market Fund (1981) -- The investment objective is maximum current income consistent with the preservation of capital. The FUND invests in short-term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

  10. Social Awareness Fund (1988) -- The investment objective is long-term capital appreciation. The FUND buys stocks of established companies which adhere to certain specific social criteria.

  11. Special Opportunities Fund (1981) -- The investment objective is maximum capital appreciation. The FUND primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

SERIES

Following are brief summaries of the investment objectives and policies of the three SERIES being offered by Delaware Group Premium Fund, Inc. More detailed information may be obtained from the current prospectus for those SERIES, which is included in this booklet. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE SERIES WILL ACHIEVE ITS STATED OBJECTIVES.

  1. Decatur Total Return Series -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Decatur Total Returns invests, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the SERIES' objective.

  2. Trend Series -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

  3. Global Bond Series -- seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. This SERIES is a global fund. As such, at least 65% of the SERIES' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States.

Shares of the FUNDS and SERIES are sold to LINCOLN LIFE for investment of the assets of the VAA and of Lincoln Life Flexible Premium Variable Life Account K, for variable life insurance contracts. Shares of some, but not all, of the FUNDS are also sold to LINCOLN LIFE for investment of the assets of Lincoln Life Flexible Premium Variable Life Accounts D and G, also to fund variable life insurance contracts. In addition, shares of the Delaware Group Premium Fund, Inc. are sold to separate accounts of life insurance companies other than LINCOLN LIFE. See Other information. Shares of the FUNDS and SERIES are not sold directly to the general public.

We will purchase shares of the FUNDS and SERIES at net asset value and direct them to the appropriate SUBACCOUNTs of the VAA. We will redeem sufficient shares of the appropriate FUNDS and SERIES to pay ANNUITY PAYOUTS, DEATH BENEFITS, SURRENDER/WITHDRAWAL proceeds or for purposes described in the CONTRACT. If you desire to transfer all or part of your investment from one SUBACCOUNT to another, we may redeem shares held in the first and purchase shares for the other SUBACCOUNT. The shares are retired, but they may be reissued later.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

All of the investment objectives of the FUNDS and SERIES are fundamental which means that no changes may be made without the affirmative vote of a majority of the outstanding voting securities of each respective FUND or SERIES. The extent to which the particular investment policies, practices or restrictions for each FUND or SERIES are fundamental or nonfundamental depends on the particular FUND or SERIES. If they are nonfundamental, they may be changed by the Board of Directors of the FUNDS or SERIES without shareholder approval.

You are urged to consult the Prospectuses in this booklet and SAIs for each individual FUND or SERIES for additional information regarding the fundamental and non-fundamental policies, practices and restrictions of each of the FUNDS and SERIES.

REINVESTMENT

All dividend and capital gain distributions of the FUNDS and SERIES are automatically reinvested in shares of the distributing FUNDS and SERIES at their net asset value on the date of distribution. Dividends are not paid out to CONTRACTOWNERs as additional units, but are reflected in changes in unit values.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, within the law, to make additions, deletions and substitutions for the FUNDS and SERIES held by the VAA. (We may substitute shares of another series or of other funds for shares already purchased, or to be purchased in the future, under the CONTRACT. This substitution might occur if shares of a FUND and SERIES should no longer be available, or if investment in any FUND'S and SERIES' shares should become inappropriate, in the judgement of our management, for the purposes for the CONTRACT.) No substitution of the shares attributable to your account may take place without notice to you and prior approval of the SEC, in accordance with the 1940 Act.

CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

There are no front-end deductions for sales charges made from PURCHASE PAYMENTS. However, we will deduct premium taxes, when applicable.

ACCOUNT CHARGE

There is no account charge for SINGLE PREMIUM DEFERRED CONTRACTS AND FLEXIBLE PREMIUM DEFERRED CONTRACTS, Multi Fund-Registered Trademark- 3 and 4. For PERIODIC AND FLEXIBLE PREMIUM, Multi Fund-Registered Trademark- 2 DEFERRED CONTRACTS, we will deduct $25 from the CONTRACT VALUE on the last VALUATION DATE of each CONTRACT YEAR to compensate us for the administrative services provided to you; this $25 account charge will also be deducted from the CONTRACT VALUE upon SURRENDER. Administrative services include processing applications; issuing CONTRACTS; processing purchase and redemptions of FUND shares; maintaining records; administering ANNUITY PAYOUTS; providing accounting, valuation, regulatory and reporting services.

SURRENDER CHARGES

There are charges associated with the SURRENDER of a CONTRACT or the WITHDRAWAL of CONTRACT VALUE (or of PURCHASE PAYMENTS, for FLEXIBLE CONTRACTS) before the ANNUITY COMMENCEMENT DATE. The SURRENDER CHARGES associated with SURRENDER or WITHDRAWAL are paid to us to compensate us for the loss we experience on CONTRACT distribution costs when CONTRACTOWNERS surrender or withdraw before distribution costs have been recovered. Charges are the same for SURRENDERS/WITHDRAWALS except that, for the first WITHDRAWAL in a CONTRACT YEAR, up to 15% of CONTRACT VALUE (PURCHASE PAYMENTS for FLEXIBLE CONTRACTS) may be withdrawn free of charges. This 15% WITHDRAWAL exception does not apply to a SURRENDER of a CONTRACT.

A. PERIODIC PREMIUM DEFERRED CONTRACT
For the first WITHDRAWAL in a CONTRACT YEAR in excess of 15%, for any subsequent WITHDRAWALs in the same CONTRACT YEAR, or for SURRENDER of the CONTRACT, there will be a SURRENDER CHARGE of 8% for years 1-5; 4% in years 6-10; and no charge after the CONTRACT has been in force for 10 years. In addition, as explained previously, an account charge will be deducted for a SURRENDER.

SURRENDER CHARGES will be waived in the event of the death of the ANNUITANT. If between the effective date of the CONTRACT and the ANNUITANT'S 65th birthday, the ANNUITANT should become totally and permanently disabled [as defined in
Section 22(e)(3) of the CODE], SURRENDER CHARGES will also be waived. In addition, for 403(b) and 457 CONTRACTS only, SURRENDER CHARGES will be waived in the event the ANNUITANT: (1) has terminated employment with the employer that sponsored the CONTRACT; and (2) has been in the CONTRACT for at least five years (the five year date beginning either November 1, 1991 or the date of the CONTRACT, whichever is later); and (3) is at least age 55.

B. SINGLE PREMIUM DEFERRED CONTRACT OR NONRECURRING LUMP SUM PAYMENT TO PERIODIC PREMIUM DEFERRED CONTRACT
For a SINGLE PREMIUM DEFERRED CONTRACT or a nonrecurring LUMP SUM payment made to a PERIODIC PREMIUM DEFERRED CONTRACT, the SURRENDER/WITHDRAWAL CHARGES (when applicable as described previously) will be:

                         CONTRACT YEAR IN WHICH
                         SURRENDER/WITHDRAWAL
                         OCCURS
---------------------------------------------------
                         1  2 3 4 5 6 7 8+
Charge as a percent of
  proceeds withdrawn     7% 6 5 4 3 2 1 0

Investment gains attributable to a nonrecurring LUMP SUM payment made to a PERIODIC PREMIUM DEFERRED CONTRACT will be subject to SURRENDER CHARGES of 8% in years 1-5, 4% in years 6-10, and no charge after the CONTRACT has been in force for 10 years.

LUMP SUM payments may be deposited into a PERIODIC PREMIUM DEFERRED CONTRACT within 12 months of the effective date of the CONTRACT. After the 12-month period, a new CONTRACT must be established for a LUMP SUM payment.

For PERIODIC PREMIUM DEFERRED CONTRACTS under which a nonrecurring LUMP SUM has been received, WITHDRAWALS will be made first from any amount subject to the lowest charge until that amount is gone.

SURRENDER CHARGES will be waived in the event of the death of the ANNUITANT. If between the effective date of the CONTRACT and the ANNUITANT'S 65th birthday, the ANNUITANT should become totally and permanently disabled, SURRENDER charges will also be waived.

C. FLEXIBLE PREMIUM DEFERRED CONTRACT
For a FLEXIBLE PREMIUM DEFERRED CONTRACT, the SURRENDER/WITHDRAWAL charges (when applicable as described previously) will be:

                         COMPLETED CONTRACT YEARS
                         BETWEEN DATE OF PURCHASE
                         PAYMENTS AND DATE OF
                         SURRENDER/WITHDRAWAL*
---------------------------------------------------
                         0  1 2 3 4 5 6 7+
Charge as a percent of
  total PURCHASE
  PAYMENTS
  surrendered/withdrawn
  in a contract year     7% 6 5 4 3 2 1 0

* The SURRENDER CHARGE is calculated separately for each CONTRACT YEAR'S PURCHASE PAYMENTS.

For the first WITHDRAWAL of PURCHASE PAYMENTS in each CONTRACT YEAR, up to 15% of PURCHASE PAYMENTS will be free of these charges. In addition, as explained previously, an account charge will be deducted for a SURRENDER on Multi Fund-Registered Trademark- 2 FLEXIBLE PREMIUM CONTRACTS.

SURRENDER CHARGES will be waived in the event of the death of the ANNUITANT. If between the effective date of the CONTRACT and the ANNUITANT'S 65th birthday, the ANNUITANT should become totally and permanently disabled, SURRENDER CHARGES will also be waived.

The SURRENDER CHARGE is calculated separately for each CONTRACT YEAR'S PURCHASE PAYMENTS to which a charge applies. (FOR PURPOSES OF CALCULATING THIS CHARGE, WE ASSUME THAT PURCHASE PAYMENTS ARE WITHDRAWN ON A FIRST IN-FIRST OUT BASIS, AND THAT ALL PURCHASE PAYMENTS ARE WITHDRAWN BEFORE ANY EARNINGS ARE WITHDRAWN.) The SURRENDER CHARGES associated with SURRENDER or WITHDRAWAL are paid to us to compensate us for the loss we experience on CONTRACT distributions costs when CONTRACTOWNERS surrender or withdraw before distribution costs have been recovered.

ADDITIONAL INFORMATION

Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this Prospectus booklet.

The charges associated with SURRENDER/WITHDRAWAL are paid to us to compensate us for the cost of distributing the CONTRACTS. As required by the National Association Securities Dealers, in no event will the aggregate SURRENDER CHARGES under a CONTRACT exceed 8.5% of your total PURCHASE PAYMENTS.

The SURRENDER and account charges described previously may be reduced or eliminated for any particular CONTRACT. However these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of SURRENDER and account charges applicable to a particular CONTRACT will be stated in that CONTRACT.

For example, in certain circumstances, a holder of an annuity contract issued by Lincoln Life may exchange it for a CONTRACT. In this circumstance, the surrender charge applicable to such CONTRACT in the future will be calculated as if (i) the date of purchase of the CONTRACT is the date the original annuity contract was purchased and (ii) each purchase payment had been made on the actual date of such payment, whether under the annuity contract or the CONTRACT. An exchange of an annuity contract for a CONTRACT may or may not be advantageous, based on all of the circumstances, including a comparison of contractual terms and conditions such as investment options and charges and deductions other than surrender charges. Generally speaking, an exchange would not involve an exchange fee or be subject to taxes. We may pay a commission to the agent assisting on the exchange. Additional information on exchanges, as well as a copy of the prospectus for the annuity contract, is available upon request.

DEDUCTIONS FROM THE VAA FOR ASSUMPTION OF MORTALITY AND EXPENSE RISKS

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.002% of the daily net asset value, to compensate us for our assumption of certain risks described below. This charge is made up of two parts: (1) our assumption of mortality risks (0.900%) and (2) our assumption of expense risks (0.102%). The level of this charge is guaranteed not to change.

Our assumption of mortality risks guarantees that the ANNUITY PAYOUTS made to our CONTRACTOWNERS will not be affected by the mortality experience (life span) either of persons receiving those payouts or of the general population. We assume this mortality risk through guaranteed annuity rates incorporated into the CONTRACT which cannot be changed. We also assume the risk that the charges for administrative expenses, which cannot be changed by us, will be insufficient to cover actual administrative costs.

If the 1.002% charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax levied by any governmental entity as a result of the existence of the CONTRACTS or the VAA will be deducted from the CONTRACT VALUE when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.5% to 4.0%.

DEDUCTION FOR THE EGMDB

When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next VALUATION PERIOD. This charge will continue for all future CONTRACT YEARS unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will cease at the end of the VALUATION PERIOD when the EGMDB is terminated. See The contracts -- Death benefit before the annuity commencement date.

OTHER CHARGES AND DEDUCTIONS

There are deductions from and expenses paid out of the assets of the eleven FUNDS and the three SERIES that are described later in this booklet in the Appendix to the FUNDS' Prospectuses and in the Prospectus for the SERIES respectively.

THE CONTRACTS

PURCHASE OF CONTRACTS

If you wish to purchase a CONTRACT, you must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a CONTRACT is prepared and executed by our legally authorized officers. The CONTRACT is then sent to you through your sales representative. See Distribution of the contracts.

If a completed application and all other information necessary for processing a purchase order are received, an initial PURCHASE PAYMENT will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial PURCHASE PAYMENT for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the PURCHASE PAYMENT will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial PURCHASE PAYMENT must be priced within two business days.

WHO CAN INVEST

To apply for a PERIODIC PREMIUM DEFERRED CONTRACT, you must be of legal age in a state where the CONTRACTS may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the CONTRACTS are designed. The ANNUITANT cannot be older than age 74.

To apply for a FLEXIBLE PREMIUM DEFERRED CONTRACT, a SINGLE PREMIUM DEFERRED CONTRACT or to make a nonrecurring LUMP SUM payment to a PERIODIC PREMIUM DEFERRED CONTRACT, you must meet the same requirements as for an application of a PERIODIC PREMIUM DEFERRED CONTRACT, except that the ANNUITANT cannot be older than age 84.

PURCHASE PAYMENTS

PURCHASE PAYMENTS are payable to us at a frequency and in an amount selected by you in the application. The minimum PURCHASE PAYMENT for a SINGLE PREMIUM DEFERRED contract is $3,000 ($1,000 for IRAs and SEPs). The minimum initial PURCHASE PAYMENT for a FLEXIBLE PREMIUM DEFERRED CONTRACT is $3,000 ($1,000 for IRAs and SEPs), and subsequent PURCHASE PAYMENTS must be at least $100. For a PERIODIC PREMIUM DEFERRED CONTRACT, the minimum amount of any scheduled PURCHASE PAYMENT is $25, and the scheduled PURCHASE PAYMENTS must total at least $600 per year. PURCHASE PAYMENTS in any one CONTRACT YEAR which exceed twice the amount of PURCHASE PAYMENTS made in the first CONTRACT YEAR may be made only with our permission. PURCHASE PAYMENTS in total may not exceed $1 million for each ANNUITANT. If you stop making PURCHASE PAYMENTS, the CONTRACT will remain in force as a paid-up CONTRACT as long as the total CONTRACT VALUE is at least $600. Payments may be resumed at any time until the ANNUITY COMMENCEMENT DATE, the maturity date, the SURRENDER of the CONTRACT, or payment of any DEATH BENEFIT, whichever comes first.

VALUATION DATE

ACCUMULATION and ANNUITY UNITS will be valued once daily as of the close of trading (currently 4:00 p.m., New York time) on each day that the NYSE is open for trading (VALUATION DATE). On any date other than a VALUATION DATE, the ACCUMULATION UNIT value and the ANNUITY UNIT value will not change.

ALLOCATION OF PURCHASE PAYMENTS

PURCHASE PAYMENTS are placed into the VAA'S SUBACCOUNTS, each of which invests in shares of its corresponding FUND or SERIES, according to your instructions.

The minimum amount of any PURCHASE PAYMENT which can be put into any one SUBACCOUNT is $20 under PERIODIC PREMIUM DEFERRED CONTRACTS, $1,000 under SINGLE PREMIUM DEFERRED CONTRACTS and $100 under FLEXIBLE PREMIUM DEFERRED CONTRACTS. Upon allocation to the appropriate SUBACCOUNT, PURCHASE PAYMENTS are converted into ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount allocated to each SUBACCOUNT by the value of an ACCUMULATION UNIT for that SUBACCOUNT on the VALUATION DATE on which the PURCHASE PAYMENT is received at the HOME OFFICE if received before 4:00 p.m., New York time. If the PURCHASE PAYMENT is received at or after 4:00 p.m., New York time, we will use the ACCUMULATION UNIT value computed on the next VALUATION DATE. The number of ACCUMULATION UNITS determined in this way shall not be changed by any subsequent change in the value of an ACCUMULATION UNIT. However, the dollar value of an ACCUMULATION UNIT will vary depending not only upon how well the investments perform, but also upon the related expenses of the VAA and the underlying FUNDS and SERIES.

VALUATION OF ACCUMULATION UNITS

PURCHASE PAYMENTS allocated to the VAA are converted into ACCUMULATION UNITS. This is done by dividing each PURCHASE PAYMENT by the value of an ACCUMULATION UNIT for the VALUATION PERIOD during which the PURCHASE PAYMENT is allocated to the VAA. The ACCUMULATION UNIT value for each SUBACCOUNT was or will be established at the inception of the SUBACCOUNT. It may increase or decrease from VALUATION PERIOD to VALUATION PERIOD. The ACCUMULATION UNIT value for a SUBACCOUNT for a later valuation period is determined as follows:

    (1) The total value of the FUND OR SERIES shares held in the SUBACCOUNT is calculated by multiplying the number of FUND OR SERIES shares owned by the SUBACCOUNT at the beginning of the VALUATION PERIOD by the net asset value per share of the FUND OR SERIES at the end of the VALUATION PERIOD, and adding any dividend or other distribution of the FUND OR SERIES if an ex-dividend date occurs during the VALUATION PERIOD; minus

    (2) The liabilities of the SUBACCOUNT at the end of the VALUATION PERIOD; these liabilities include daily charges imposed on the SUBACCOUNT, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

    (3) Dividing the result by the number of SUBACCOUNT units outstanding at the beginning of the VALUATION PERIOD.

The daily charges imposed on a SUBACCOUNT for any VALUATION PERIOD are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the VALUATION PERIOD. Because a different daily charge is made for CONTRACTS with the EGMDB than for those without, each of the two types of CONTRACTS will have different corresponding ACCUMULATION UNIT values on any given day.

TRANSFERS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your investment from one SUBACCOUNT to another. A transfer involves the SURRENDER of ACCUMULATION UNITS in one SUBACCOUNT and the purchase of ACCUMULATION UNITS in the other SUBACCOUNT. A transfer will be done using the respective ACCUMULATION UNIT values as of the VALUATION DATE immediately following receipt of the transfer request.

Transfers between SUBACCOUNTS are restricted to once every 30 days; although, we reserve the right to waive this 30-day period. The minimum amount which may be transferred between SUBACCOUNTS is $500 or the entire amount in the SUBACCOUNT, if less than $500. If the transfer from a SUBACCOUNT would leave you with less than

$100 in the SUBACCOUNT, we may transfer the total balance of the SUBACCOUNT. (We have the right to reduce these minimum amounts.)

A transfer may be made by writing to the HOME OFFICE or, if a Telephone Exchange Authorization form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require a CONTRACTOWNER to provide certain identifying information before we will act upon their instructions. We may also assign the CONTRACTOWNER a Personal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone tranfer requests may be recorded and written confirmation of all transfer requests will be mailed to the CONTRACTOWNER on the next VALUATION DATE.

Telephone transfers will be processed on the VALUATION DATE that they are received when they are received at our customer service center before 4:00 PM New York time.

You may also transfer all or any part of the CONTRACT VALUE from the SUBACCOUNT(S) to the fixed side of the CONTRACT. Transfers from the fixed side of the CONTRACT to the various SUBACCOUNT(S) are allowed subject to the following restrictions: (1) the sum of the percentages of the fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; and (2) the minimum amount which can be transferred is $500 or the amount in the fixed account. We reserve the right to waive any of these restrictions.

When thinking about a transfer of CONTRACT VALUE, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

There is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your investment in one SUBACCOUNT to another SUBACCOUNT or to the fixed side of the CONTRACT. Those transfers will be limited to three times per CONTRACT YEAR. HOWEVER, AFTER THE ANNUITY COMMENCEMENT DATE, NO TRANSFERS ARE ALLOWED FROM THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE

You may designate a BENEFICIARY during the life of the ANNUITANT and change the BENEFICIARY by filing a written request with the HOME OFFICE. Each change of BENEFICIARY revokes any previous designation. We reserve the right to request that you send us the CONTRACT for endorsement of a change of BENEFICIARY.

If the ANNUITANT dies before the ANNUITY COMMENCEMENT DATE and the EGMDB is not in effect, a DEATH BENEFIT equal to the CONTRACT VALUE will be paid to your designated BENEFICIARY.

An optional EGMDB is available for nonqualified, Roth IRA and IRA FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS, for ANNUITANTS up to age 75. (Please check with your representative for availability to current CONTRACTOWNERS.) The EGMDB will take effect on the VALUATION DATE when the EGMDB election form is approved at our HOME OFFICE, if before 4:00 p.m. New York time. The OWNER may discontinue the EGMDB at any time. If discontinued, the EGMDB will terminate on the VALUATION DATE written notice is received at our HOME OFFICE, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next VALUATION DATE. The OWNER may not reelect the EGMDB once it is discontinued. As of the annuity commencement date the EGMDB will be discontinued and the charge for the EGMDB will cease. See Charges and other deductions -- Deduction for the EGMDB.

If the ANNUITANT dies before the ANNUITY COMMENCEMENT DATE and the EGMDB is in effect, the DEATH BENEFIT paid to your designated BENEFICIARY will be the greater of:

1. the CONTRACT VALUE at the end of the VALUATION PERIOD when the death claim is approved for payment by LINCOLN LIFE, or

2. the higher of:
    (a) the CONTRACT VALUE at the end of the VALUATION PERIOD when the EGMDB becomes effective and;

    (b) the highest CONTRACT VALUE, at the end of the VALUATION PERIOD, on any contract anniversary date up to and including age 75 following election of the EGMDB;

increased by PURCHASE PAYMENTS and decreased by any WITHDRAWALS, annuitizations, and premium taxes incurred after the contract anniversary or EGMDB effective date the highest CONTRACT VALUE occurred.

The CONTRACT VALUE available upon death is the value of the CONTRACT at the end of the VALUATION PERIOD during which the death claim is approved for payment by LINCOLN LIFE. The approval of the death claim payment will occur after receipt of: (1) proof, satisfactory to us, of the death of the ANNUITANT; (2) written authorization for payment; and (3) our receipt of all required claim forms fully completed.

The EGMDB may not be elected on or after the ANNUITY COMMENCEMENT DATE.

At any time during a 60-day period the BENEFICIARY may elect to receive payment either in the form of a lump sum settlement or an ANNUITY PAYOUT.

If a LUMP SUM settlement is requested and the amount of the settlement is $10,000 or more, a SecureLine-Registered Trademark- account will be established in the name of the BENEFICIARY for that amount. If the LUMP SUM amount is less than $10,000, it will be sent to the BENEFICIARY. In either event, the proceeds will be disbursed within seven days of receipt of satisfactory claim documentation, as discussed previously, subject to the laws and regulations governing payment of DEATH BENEFITS. If an election has not been made by the end of the 60-day period, a LUMP SUM settlement will be made at that time using SecureLine-Registered Trademark- if the amount is $10,000 or more; if the amount is under $10,000 it will be sent to the BENEFICIARY. This payment may be postponed as permitted by the 1940 Act.

SecureLine-Registered Trademark- is an interest-bearing checking account established in the name of the BENEFICIARY which is administered by State Street Bank and Trust Company of Boston, MA. Once the SecureLine-Registered Trademark-account is established, only the BENEFICIARY can authorize checks to be drawn on the account.

Annuity payouts will be made in accordance with applicable laws and regulations governing payment of DEATH BENEFITS.

Unless otherwise provided in the BENEFICIARY designation, one of the following procedures will take place on the death of a BENEFICIARY:

1. If any BENEFICIARY dies before the ANNUITANT, that BENEFICIARY's interest will go to any other beneficiaries named, according to their respective interests. There are no restrictions on the BENEFICIARY's use of the proceeds; and/or

2. If no BENEFICIARY survives the ANNUITANT, the proceeds will be paid to the CONTRACTOWNER or to his/her estate, as applicable.

JOINT/CONTINGENT OWNERSHIP

If joint owners are named in the application, the joint owners shall be treated as having equal undivided interests in the CONTRACT. Either owner, independently of the other, may exercise any ownership rights in this CONTRACT. Only the spouse can be a joint owner on Multi Fund-Registered Trademark- 4, FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS.

A contingent owner may exercise ownership rights in this CONTRACT only after the CONTRACTOWNER dies.

DEATH OF CONTRACTOWNER

If the CONTRACTOWNER of a nonqualified contract dies before the ANNUITY COMMENCEMENT DATE, then, in compliance with the CODE, the CASH SURRENDER VALUE of the CONTRACT will be paid as follows:

1. Upon the death of a NON-ANNUITANT CONTRACTOWNER, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the CASH SURRENDER VALUE shall be paid to the ANNUITANT named in the CONTRACT; and

2. Upon the death of a CONTRACTOWNER, who is also the ANNUITANT, the death will be treated as death of the ANNUITANT and the provisions of this CONTRACT regarding death of ANNUITANT will control. If the recipient of the proceeds is the surviving spouse of the CONTRACTOWNER, the CONTRACT may be continued in the name of that spouse as the new CONTRACTOWNER.

The CODE requires that any distribution be paid within five years of the death of the CONTRACTOWNER unless the BENEFICIARY begins receiving, within one year of the CONTRACTOWNER's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the BENEFICIARY's life expectancy.

SURRENDERS AND WITHDRAWALS

Before the ANNUITY COMMENCEMENT DATE, we will allow the SURRENDER of the CONTRACT or a WITHDRAWAL of the CONTRACT VALUE upon your written request, subject to the rules below.

Special restrictions on SURRENDERS/WITHDRAWALS apply if your CONTRACT is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the CODE. Beginning January 1, 1989, in order for a CONTRACT to retain its tax-qualified status, Section 403(b) prohibits a WITHDRAWAL from a Section 403(b) CONTRACT of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the ANNUITANT attains age (a) 59 1/2
(b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

A SURRENDER/WITHDRAWAL after the ANNUITY COMMENCEMENT DATE depends upon the ANNUITY OPTION selected.

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

The CONTRACT VALUE available upon SURRENDER/WITHDRAWAL is the CASH SURRENDER VALUE at the end of the VALUATION PERIOD during which the written request for SURRENDER/WITHDRAWAL is received at the HOME OFFICE. Unless a request for WITHDRAWAL specifies otherwise, WITHDRAWALS will be made from all SUBACCOUNTS within the VAA and from the general account in the same proportion that the amount of WITHDRAWAL bears to the total CONTRACT VALUE. The minimum amount which can be withdrawn is $100, and the remaining CONTRACT VALUE must be at least $300. Where permitted by CONTRACT, SURRENDER/WITHDRAWAL payments will be mailed within seven days after we receive a valid written request at the HOME OFFICE. The payment may be postponed as permitted by the 1940 Act. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining CONTRACT VALUE.

There are charges associated with SURRENDER of a CONTRACT or WITHDRAWAL of CONTRACT VALUE before the ANNUITY COMMENCEMENT DATE. See Charges and other deductions.

The tax consequences of a SURRENDER/WITHDRAWAL are discussed later in this booklet. See Federal tax status.

If the total CONTRACT VALUE is less than $600, and if no PURCHASE PAYMENTS have been made for at least two years, we reserve the right to terminate the CONTRACT.

REINVESTMENT PRIVILEGE

You may elect to make a reinvestment purchase with any part of the proceeds of a SURRENDER/WITHDRAWAL, and we will recredit the SURRENDER/WITHDRAWAL charges previously deducted. This election must be made within 30 days of the date of the SURRENDER/WITHDRAWAL, and the repurchase must be of a CONTRACT covered by this Prospectus. In the case of a qualified CONTRACT, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the CONTRACTS offered by this Prospectus are designed. The number of ACCUMULATION UNITS which will be credited when the proceeds are reinvested will be based on the value of the ACCUMULATION UNIT(S) on the next VALUATION DATE. This computation will occur following receipt of the proceeds and request for reinvestment at the HOME OFFICE. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a SURRENDER/WITHDRAWAL and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a SURRENDER/WITHDRAWAL or subsequent reinvestment purchase.

AMENDMENT OF CONTRACT

We reserve the right to amend the CONTRACT to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

COMMISSIONS

For the FLEXIBLE PREMIUM DEFERRED ANNUITY Multi Fund-Registered Trademark- 2 and 3 CONTRACTS, the maximum commission which could be paid to dealers is equal to 5.25% on each PURCHASE PAYMENT; plus up to 0.10% of the value of PURCHASE PAYMENTS in the VARIABLE ANNUITY ACCOUNT while the EGMDB is in effect. For FLEXIBLE PREMIUM DEFERRED ANNUITY Multi Fund-Registered Trademark- 4 CONTRACTS, the maximum commission which could be paid to dealers is equal to 4.50% on each PURCHASE PAYMENT; plus an annual continuing commission up to .40% of the value of the CONTRACT PURCHASE PAYMENTS invested for at least 15 months; plus up to 0.10% of the value of PURCHASE PAYMENTS in the VARIABLE ANNUITY ACCOUNT while the EGMDB is in effect.

For the PERIODIC PREMIUM DEFERRED ANNUITY CONTRACT, the maximum commission which could be paid to dealers is 9% on the total PURCHASE PAYMENTS received during the first CONTRACT YEAR and 5.25% on each PURCHASE PAYMENT in renewal CONTRACT YEARS (or an equivalent schedule).

OWNERSHIP

As CONTRACTOWNER, you have all rights under the CONTRACT. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all CONTRACTOWNERS and their designated BENEFICIARIES. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. CONTRACTS used for QUALIFIED PLANS may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax ADVISOR about the tax consequences of an assignment.

CONTRACTOWNER QUESTIONS

The obligations to purchasers under the CONTRACTS are those of LINCOLN LIFE. Your questions and concerns should be directed to us at 1-800-4LINCOLN (454-6265).

ANNUITY PAYOUTS

When you apply for a CONTRACT, you may select any ANNUITY COMMENCEMENT DATE permitted by law. (PLEASE NOTE THE FOLLOWING EXCEPTION: CONTRACTS issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the CODE] and qualified annuity plans [described in Section 403(a) of the CODE], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for ANNUITY PAYOUTS to start at the date and under the option specified in the plan.)

The CONTRACT provides that all or part of the CONTRACT VALUE may be used to purchase an annuity. Optional forms of payout of annuities (ANNUITY OPTIONS) are available, each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other ANNUITY OPTIONS available in the future.

You may elect ANNUITY PAYOUTS in monthly, quarterly, semiannual or annual installments. If the payouts from any SUBACCOUNT would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the ANNUITY OPTIONS available.

ANNUITY OPTIONS

LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT and ends with the last payout before the death of the ANNUITANT. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a DEATH BENEFIT for BENEFICIARIES. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE ANNUITANT WOULD RECEIVE NO PAYOUTS IF DEATH OCCURS BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

LIFE INCOME WITH PAYOUTS GUARANTEED FOR DESIGNATED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the ANNUITANT. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE ANNUITY. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the ANNUITANT and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the CONTRACTOWNER.

JOINT-AND-TWO-THIRDS SURVIVOR ANNUITY. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a designated joint annuitant. When one of the joint annuitants dies, the survivor, during their lifetime, receives two thirds of the periodic payout made when both were alive.

UNIT REFUND LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT with the guarantee that upon death a payout will be made of the value of the number of ANNUITY UNITS (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the ANNUITY UNIT value for the date payouts begin, divided by (b) the ANNUITY UNITS represented by each payout to the ANNUITANT multiplied by the number of payouts paid before death. The value of the number of ANNUITY UNITS is computed on the date the death claim is approved for payment by the HOME OFFICE.

None of the options listed above currently provide WITHDRAWAL features, permitting the CONTRACTOWNER to WITHDRAW commuted values as a LUMP SUM payment. Other options may be made available by us. Options are only available to the extent they are consistent with the requirements of the CONTRACT and Section 72(s) of the CODE, if applicable. The mortality and expense risk charge will be assessed on all VARIABLE ANNUITY PAYOUTS, including options that do not have a life contingency and therefore no mortality risk.

The ANNUITY COMMENCEMENT DATE is usually on or before the ANNUITANT'S 85th birthday; however you may change the ANNUITY COMMENCEMENT DATE, change the ANNUITY OPTION, or change the allocation of the investment among SUBACCOUNTS up to 30 days before the scheduled ANNUITY COMMENCEMENT DATE, upon written notice to the HOME OFFICE. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a BENEFICIARY in a LUMP SUM, the BENEFICIARY may choose any ANNUITY PAYOUT OPTION.

Unless you select another option, the CONTRACT automatically provides for a life with a 10 year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the ANNUITANT'S death (or surviving ANNUITANT'S death in the case of a joint life annuity) will be paid to your BENEFICIARY as payouts become due.

The CONTRACT contains no provision under which an ANNUITANT or a BENEFICIARY may surrender their CONTRACT or make a WITHDRAWAL and receive a LUMP-SUM settlement once ANNUITY PAYOUTS have begun. See Surrenders and withdrawals. Options are only available to the extent they are consistent with the requirements of
Section 72(s) of the CODE, if applicable.

VARIABLE ANNUITY PAYOUTS

VARIABLE ANNUITY PAYOUTS will be determined using:

1. The CONTRACT VALUE on the ANNUITY COMMENCEMENT DATE;

2. The annuity tables contained in the CONTRACT;

3. The ANNUITY OPTION selected; and

4. The investment performance of the FUND(S) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the CONTRACT with a fixed number of ANNUITY UNITS equal to the first periodic payout divided by the ANNUITY UNIT value; and

3. Calculate the value of the ANNUITY UNITS each month thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying FUND(S) and SERIES perform, relative to the 5% assumed rate. There is a more complete explanation of this calculation in the SAI.

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FEDERAL TAX STATUS

This section is a discussion of the Federal income tax rules applicable to the CONTRACTS as of the date of this Prospectus. More information is provided in the SAI. THESE DISCUSSIONS AND THOSE IN THE SAI ARE NOT INTENDED AS TAX ADVICE. This section does not discuss the Federal tax consequences resulting from every possible situation. No attempt has been made to consider any applicable state, local or foreign tax law, other than the imposition of any state premium taxes (See Charges and other deductions). If you are concerned about the tax implications with respect to the CONTRACTS, you should consult a tax advisor. The following discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). The United States Congress has in the past and may again in the future enact legislation changing the tax treatment of annuities in both the non-qualified and the qualified markets. The Treasury Department may issue new or amended regulations or other interpretations of existing tax law. Judicial interpretations may also affect the tax treatment of annuities. It is possible that such changes could have retroactive effect. We suggest that you consult your legal or tax adviser on these issues.

TAXATION OF NONQUALIFIED CONTRACTS

You are generally not taxed on increases in the value of your CONTRACT until a distribution occurs. This distribution can be in the form of a LUMP SUM payout received by requesting all or part of the CASH SURRENDER VALUE (i.e. SURRENDERS/WITHDRAWALS) or as ANNUITY PAYOUTS. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a CONTRACT will be treated as a distribution. A transfer of ownership of a CONTRACT, or designation of an ANNUITANT (or other BENEFICIARY) who is not also the CONTRACTOWNER, may also result in tax consequences. The taxable portion of a distribution (in the form of a LUMP SUM payout or an annuity) is taxed as ordinary income. For PURCHASE PAYMENTS made after February 28, 1986, a CONTRACTOWNER who is not a natural person (for example, a corporation) [subject to limited exceptions] will be taxed on any increase in the CONTRACT'S cash value over the investment in the CONTRACT during the taxable year, even if no distribution occurs. The next discussion applies to CONTRACTS owned by natural persons.

In the case of a SURRENDER under the CONTRACT or WITHDRAWAL of CONTRACT VALUE, generally amounts received are first treated as taxable income to the extent that the cash value of the CONTRACT immediately before the SURRENDER exceeds the investment in the CONTRACT at that time. Any additional amount withdrawn is not taxable. In the case of a SURRENDER under a CONTRACT issued before August 14, 1982, and allocable to an investment in the CONTRACT made before that date, amounts received are treated as taxable income only to the extent that they exceed the investment in the CONTRACT. The investment in the CONTRACT generally equals the portion, if any, of any PURCHASE PAYMENT paid by or on behalf of an individual under a CONTRACT which is not excluded from the individual's gross income.

Even though the tax consequences may vary depending on the form of ANNUITY PAYOUT selected under the CONTRACT, the CONTRACTOWNER of an ANNUITY PAYOUT generally is taxed on the portion of such payout that exceeds the investment in the CONTRACT. For variable ANNUITY PAYOUTS, the taxable portion is determined by a formula that establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the CONTRACT by the total number of expected periodic payouts. For fixed ANNUITY PAYOUTS, there generally is no tax on the portion of each payout that represents the same ratio that the investment in the CONTRACT bears to the total expected value of payouts for the term of the annuity; the remainder of each payout is taxable. For individuals whose annuity starting date is after December 31, 1986, the entire distribution (whether fixed or variable) will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the CONTRACT.

There may be imposed a penalty tax on distributions equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, which generally are distributions:

1. Received on or after age 59 1/2;

2. Made as a result of death or disability of CONTRACTOWNER;

3. Received in substantially equal periodic payments as a life annuity (subject to special recapture rules if the series of payouts is subsequently modified);

4. Allocable to the investment in the CONTRACT before August 14, 1982;

5. Under a qualified funding asset in a structured settlement;

6. Under an immediate annuity contract as defined in the CODE; and/or

7. Under a CONTRACT purchased in connection with the termination of certain retirement plans.

TAXATION OF QUALIFIED CONTRACTS

The CONTRACTS may be purchased in connection with the following types of tax-favored retirement plans:

1. CONTRACTS purchased for employees of public school systems and certain tax-exempt organizations, qualified under Section 403(b) of the CODE;

2. Pension and profit-sharing plans of self-employed individuals (H.R. 10 or Keogh plans) or corporations, qualified under Section 401(a) or 403(a) of the CODE;

3. IRAs, qualified under Section 408 of the CODE;

4. Roth IRAs qualified under Section 408A of the CODE;

5. Deferred compensation plans of state or local governments, qualified under
    Section 457 of the CODE;

                                                                              21
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  6.  SEPs, qualified under Section 408(k) of the CODE;
      and/or

  7.  Simple plans, qualified under Sections 401(k)(11) and 408(k) of the CODE.

The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distributions and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as CONTRACTOWNERS, ANNUITANTS and BENEFICIARIES, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the CONTRACTS. Purchasers of CONTRACTS for use with any qualified plan, as well as plan participants and BENEFICIARIES, should consult counsel and other advisors as to the suitability of the CONTRACTS to their specific needs, and as to applicable CODE limitations and tax consequences.

MULTIPLE CONTRACTS

All CONTRACTS entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same CONTRACTOWNER during any calendar year will be treated as a single CONTRACT for tax purposes.

INVESTOR CONTROL

The Treasury Department has indicated that guidelines may be issued under which a variable annuity CONTRACT will not be treated as an annuity CONTRACT for tax purposes if the CONTRACTOWNER has excessive control over the investments underlying the CONTRACT. They may consider the number of investment options or the number of transfer opportunities available between options as relevant when determining excessive control. The issuance of those guidelines may require us to impose limitations on your right to control the investment. We do not know whether any such guidelines would have a retroactive effect.

Section 817(h) of the CODE and the related regulation that the Treasury Department has adopted require that assets underlying a variable annuity CONTRACT be adequately diversified. The regulations provide that a variable annuity CONTRACT which does not satisfy the diversification standards will not be treated as an annuity CONTRACT, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the CONTRACTOWNER or we pay an amount to the IRS. The amount will be based on the tax that would have been paid by the CONTRACTOWNER if the income, for the period the CONTRACT was not diversified, had been received by the CONTRACTOWNER. If the failure to diversify is not corrected in this manner, the CONTRACTOWNER of an annuity CONTRACT will be deemed the owner of the underlying securities and will be taxed on the earnings of his or her account. We believe, under our interpretation of the CODE and regulations thereunder, that the investments underlying this CONTRACT meet these diversification standards.

WITHHOLDING

Generally, pension and annuity distributions are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Under the CODE, 20% income tax withholding may apply to eligible rollover distributions. All taxable distributions from qualified plans and
Section 403(b) annuities are eligible rollover distributions, except (1) annuities paid out over life or life expectancy, (2) installments paid for a period spanning 10 years or more, and (3) required minimum distributions. The CODE imposes a mandatory 20% income tax withholding on any eligible rollover distribution that the CONTRACTOWNER does not elect to have paid in a direct rollover to another qualified plan, Section 403(b) annuity or individual retirement account.

Distributions from Section 457 plans are subject to the general wage withholding rules.

VOTING RIGHTS

As required by law, we will vote the FUND and SERIES shares held in the VAA at meetings of the shareholder of the various FUNDS and SERIES. The voting will be done according to the instructions of CONTRACTOWNERS who have interests in any SUBACCOUNTS which invest in a FUND or FUNDS and SERIES. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the FUND shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a SUBACCOUNT to the total number of votes attributable to the SUBACCOUNT. In determining the number of votes, fractional shares will be recognized. After the annuity commencement date, the votes attributable to a CONTRACT will decrease.

FUND shares held in a SUBACCOUNT for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all CONTRACTS participating in that SUBACCOUNT. Voting instructions to abstain on any item to be voted on will be applied on a pro rata basis to reduce the number of votes eligible to be cast.

Maryland law and the bylaws of each FUND and SERIES allow investment companies registered under the 1940 Act to dispense with annual meetings of shareholders in certain cases where the meetings are only a formality. The Board of Directors of each FUND will decide each year whether or not to hold the shareholder's annual meeting for that year.

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
The dispensing with annual meetings of the shareholder in effect results in retaining the existing Directors in office. Consequently, the SEC requires the FUNDS to assure CONTRACTOWNERs that a majority of those Directors have at some point been elected by the shareholder. The SEC also requires that the FUNDS comply with Section 16(c) of the 1940 Act, concerning procedures by which shareholders may remove Directors. For a more detailed explanation of this procedure, see Description of shares in the Appendix to the Prospectuses for the FUNDS; also see the Prospectus for the series.

Annual meetings of each FUND and of the SERIES normally will not be held, unless the Board of Directors decides to hold them. Special meetings of the shareholder may be called for any valid purpose. Whenever a shareholder's meeting is called, each person having a voting interest in a SUBACCOUNT will be sent proxy voting material, reports and other materials relating to the FUND, and SERIES involved.

DISTRIBUTION OF THE
CONTRACTS

We are the distributor of the CONTRACTS. They will be sold by registered representatives who have been licensed by state insurance departments. The CONTRACTS will also be sold by broker-dealers who generally have been licensed by state insurance departments (or such broker-dealers have made other arrangements to comply with state insurance laws) to represent us and who have selling agreements with us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD). LINCOLN LIFE will offer CONTRACTS in all states where it is licensed to do business.

RETURN PRIVILEGE

Within the free-look period after you first receive the CONTRACT, you may cancel it for any reason by delivering or mailing it postage prepaid, to the HOME OFFICE at P.O. Box 2340, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A CONTRACT canceled under this provision will be void. With respect to the fixed portion of a CONTRACT, we will return PURCHASE PAYMENTS. With respect to the VAA, except as explained in the following paragraph, we will return the CONTRACT VALUE as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No SURRENDER CHARGE will be made. A PURCHASER WHO PARTICIPATES IN THE VAA IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

For CONTRACTS written in those states whose laws require that we assume this market risk during the free-look period, a CONTRACT may be canceled, subject to the conditions explained before, except that we will return only the PURCHASE PAYMENT(S).

STATE REGULATION

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least once every five years.

RESTRICTIONS UNDER THE
TEXAS OPTIONAL RETIREMENT
PROGRAM

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a VARIABLE ANNUITY CONTRACT issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2.  Retirement; or

3.  Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the HOME OFFICE, at least semiannually after the first CONTRACT YEAR, reports containing information required by the 1940 Act or any other applicable law or regulation. We have entered into an agreement with the DELAWARE SERVICE COMPANY, INC., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

                                                                              23
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OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the CONTRACTS being offered by this Prospectus. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LINCOLN LIFE and the CONTRACTS offered. Statements in this Prospectus about the content of CONTRACTS and other legal instruments are summaries. For the complete text of those CONTRACTS and instruments, please refer to those documents as filed with the SEC.

Lincoln National Flexible Premium Variable Life Accounts D, G and K, segregated investment accounts of ours registered under the 1940 Act, are authorized to invest assets in the following FUNDS and SERIES: Bond, Growth and Income, Managed, Money Market and Special Opportunities (for Account D); Growth and Income and Special Opportunities (for Account G) and all FUNDS and SERIES for Account K. Through the VAA and the Variable Life Accounts we are the sole shareholder in the eleven FUNDS. However, we are not the sole shareholder of SERIES shares in the Delaware Group Premium Fund, Inc. Collectively, the VAA and the Variable Life Accounts may be referred to in this booklet and in the SAI as the VARIABLE ACCOUNTS.

Due to differences in redemption rates, tax treatment or other considerations, the interests of CONTRACTOWNERs under the Variable Life Accounts could conflict with those of CONTRACTOWNERS under the VAA. In those cases where assets from variable life and VARIABLE ANNUITY SEPARATE ACCOUNTS are invested in the same FUND or FUNDS or SERIES (i.e., where mixed funding occurs), the Boards of Directors of the FUNDS involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any FUND or SERIES with another investment, that FUND or SERIES may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each FUND and for the SERIES FUND for more information about mixed funding.

In the future, we may purchase shares in the FUNDS and SERIES for one or more unregistered segregated investment accounts.

ADVERTISEMENTS/SALES LITERATURE

In marketing the VARIABLE ANNUITY CONTRACTS, we and our various sales representatives may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the CONTRACTS and the underlying FUNDS and SERIES, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claim-paying ability, the features of particular CONTRACTS, and the comparative investment performance of the FUNDS and SERIES with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. There is more information about each of these services under Advertising and sales literature in the SAI. Marketing materials may employ illustrations of compound interest and dollar-cost averaging; discuss automatic withdrawal services; describe our customer base, assets, and our relative size in the industry. They may also discuss other features of LINCOLN LIFE, the VAA, the FUNDS, the SERIES and their investment management.

PREPARING FOR YEAR 2000

Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Year 2000 issue affects virtually all companies and organizations.

LINCOLN LIFE, as part of its year 2000 updating process, is responsible for the updating of the VAA related computer systems. An affiliate of LINCOLN LIFE, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the VAA. Delaware, for its part, is responsible for updating all of its computer systems, including those which service VAA, to accommodate the year 2000. LINCOLN LIFE and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the VAA beginning in the year 2000.

The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both LINCOLN LIFE and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the VAA. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of LINCOLN LIFE or Delaware, or both.

The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management of the respective Companies and, for each company, will be based on its management's best estimates which are derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third-party modification plans and other factors. Nevertheless, there can be no guarantee either by LINCOLN LIFE or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

LEGAL PROCEEDINGS

LINCOLN LIFE is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of LINCOLN LIFE.

During the 1990's class action lawsuits alleging sales practices fraud have been filed against many life insurance companies, and Lincoln Life has not been immune. Two lawsuits alleging fraud in the sale of interest-sensitive universal and whole life insurance policies have been filed against LINCOLN LIFE. These two suits have been filed as class actions, although as of the date of this Prospectus the court had not certified a class in either case. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management denies the allegations and intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits (exclusive of any indemnification from professional liability insurers) cannot be reasonably estimated at this time.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS FOR VAA

ITEM
--------------------------------------------------
General information and history of Lincoln Life

Special terms

Services

Purchase of securities being offered Underwriters

Calculation of performance data

For a free copy of the SAI please see page one of this booklet.
ITEM
--------------------------------------------------

Annuity payouts

Federal tax status

Advertising and sales literature/graphics

Financial statements

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